Investor Presentation As of September 30, 2013 December 4, 2013 Page 1 Exhibit 99.1

Forward-Looking Statements
Certain information contained in this discussion may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. These forward-looking statements relate to the Company’s future operations and are generally identified by phrases such as “the Company expects,” “the Company believes” or words of similar import. Although the
Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For details on factors that could affect expectations, see the Company’s most recently issued Annual Report on
Form 10-K, as filed with the Securities and Exchange Commission.

Page 3 Brad E. Schwartz Chief Executive Officer E. Neal Crawford, Jr. President William T. Morrison CEO, Monarch Mortgage Introduction

MONARCH FINANCIAL HOLDINGS, INC.

Corporate Structure

MONARCH FINANCIAL HOLDINGS
MONARCH BANK
OBX BANK
MONARCH BANK PRIVATE WEALTH
MONARCH MORTGAGE
REAL ESTATE SECURITY AGENCY
A MONARCH BANK COMPANY
OBX BANK MORTGAGE
MONARCH HOME MORTGAGE
FitzGerald Financial Group
A Division of Monarch Bank
COASTAL
ADVANCE

Corporate Profile
Monarch Financial Holdings is a financial
services company headquartered in
Chesapeake, Virginia:
–
$1.0 billion in assets
–
$698 million in loans held for investment
–
$120 million in loans held for sale
–
$886 million in deposits
Monarch Bank, founded in 1998, has 12 offices
in Hampton Roads and is the second largest
community bank by deposits in the MSA.
OBX Bank, a division of Monarch Bank, opened
in May 2007 to serve the local needs of the
Outer Banks NC market with 2 offices.
Monarch Mortgage drives significant non-
interest income through retail residential
mortgage origination with 30+ offices.
Monarch Bank Private Wealth opened in
September 2002 to capture investment and
trust business with Raymond James Financial.

MONARCH FINANCIAL HOLDINGS, INC.

Chesapeake Bay
VIRGINIA
Hampton
Norfolk
Portsmouth
Suffolk
Virginia Beach
Chesapeake
Atlantic Ocean
NORTH CAROLINA
Albemarle Sound
Kitty Hawk
Nags Head
460
664
64
264
168
258
17
13
12
MD
Gaithersburg
Rockville
Greenbelt
Waldorf
Fredericksburg
Richmond
VA
NC
Charlotte
Wilmington
Greenwood
SC

Monarch Franchise
OBX Bank Offices:
Kitty Hawk, NC Nags Head, NC
Monarch Bank Private Wealth / Monarch Investments:
Williamsburg, VA (NEW 2012)
Virginia Beach, VA
Monarch Bank Offices:
Chesapeake, VA (2) Suffolk, VA (2012)
Norfolk, VA (2) Williamsburg, VA  (2012)
Virginia Beach, VA (5) Newport News, VA/LPO (2013)
Monarch Mortgage Offices:
Chesapeake, VA (3)
Norfolk, VA (3)
Virginia Beach, VA (4)
Suffolk, VA
Richmond, VA (2)
Fredericksburg, VA
Fairfax, VA (2)
Newport News, VA
Bowie, MD
Crofton, MD
Gaithersburg, MD
Greenbelt, MD
Rockville, MD (2)
Towson, MD
Waldorf, MD
Annapolis, MD
Charlotte, NC (2)
Kitty Hawk, NC
Wilmington, NC (2)
Elizabeth City, NC
Greenwood, SC

MONARCH FINANCIAL HOLDINGS, INC.

Monarch Earns "Superior" Five-stars

The highest rating from Bauer Financial, the nation's leading independent bank rating and research firm.

Outside Recognition

KBW Honor Roll Award winner 2011 (top 40), 2012 (top 45) and 2013 (top
48).  One of two banks in Virginia to win all three years.
Sandler O’Neil Sm-all Star Award for 2012 financial performance.
SNL Top 100 Community Banks in 2012
BB&T Capital Markets/Scott and Stringfellow “Buy” recommendation
Bauer top 5-STAR bank rating since 2009
Recognized as “Rising 20” top growth company in Hampton Roads (3x)
Recognized by Inside Business as one of the “Best Places to Work” in
Hampton Roads in 2007, 2009, 2011, 2012

Our senior management team consists of 24 experienced bankers with an average of 28 years experience in the financial services industry.  Bank loan production and risk is managed via specialization for real estate lending and a scalable market president approach.
–
10% Directors and Executive Management stock ownership

Experienced Management Team
* Serves as a director of Monarch Bank and Monarch Financial Holdings, Inc.
Years
Name Position Experience
Brad E. Schwartz (51) * Chief Executive Officer 29
E. Neal Crawford, Jr. (51)* President 28
William T. Morrison (51)* CEO, Monarch Mortgage 29
Denys J. Diaz (47) Executive Vice President & Chief Information Officer 21
Lynette P. Harris (56) Executive Vice President & Chief Financial Officer 31
Andrew N. Lock (49) Executive Vice President & Chief Risk Officer 21
James Ferber President                                      Real Estate Finance Group 31
Jack Lane President                                      Monarch Mortgage 21
Steve Layden President                                      Commercial Banking Group 35
Jeremy Starkey President                                      Commercial Real Estate Finance Group 22
David Ropp Market President/Banker           Chesapeake 29
Chas Wright Market President/Banker           Virginia Beach 10
Craig Reilly Market President/Banker           Norfolk 16
Adam Goldblatt Market President/Banker           Suffolk 27
David McGlaughon Market President/Banker           OBX Bank 33
William Carr Market President/Banker           Newport News/Peninsula 33
Bernie Ngo Market Pres./Managing Dir.      Williamsburg/Private Wealth 30
Patrick Faulkner EVP/Managing Director             Private Wealth/Investments 27
Barbara Lane Executive Vice President           Property Management 43
Barry Mathias Executive Vice President           Chief Credit Officer 42
Karyn Mercier Senior Vice President                 Banking Office Leader 35
Theresa Ruby Senior Vice President                 Cash Management 28
Mary Anderson Senior Vice President                 Human Resources 27
Nancy Porter Senior Vice President                 Marketing and Training 23

Continue to Grow
Banking
Franchises

Our “Smart Growth” Business Strategy
Grow Core
Deposits
Maintain Risk
Management
Focus
Grow Non-
Interest Income
Lines of Business
Maintain
Financial
Discipline
Use Market Presidents and advisory boards for product and service delivery in existing and new markets of the Peninsula, Suffolk and Williamsburg, along the I-664/I-64 pathway. Focus on organic growth and acquisition of bank and non-interest income company and team lift-out opportunities.
Continue to conservatively underwrite loans with strong committee structure and aggressively manage problem assets. Maintain strong risk management focus with mortgage origination business, and use compliance as a strategic advantage in shrinking competitor pool.
Private Banking/Cash Management Group focused on core deposit generation and service of business deposits, focused on checking account growth. Focus on office repositioning and franchise coverage. Target of $50 million or more per depository office, currently average $66k per office.
Build and maintain sustainable revenue and net income sources incremental to our spread income through significant residential mortgage origination and investment management income activities, all with bottom line mentality.
Deliver high performance shareholder returns through strict adherence to risk management and pricing philosophy. Remain a shareholder focused company with annual EPS and dividend growth.

Management’s Focus in 2013
Ramping up Monarch Bank Private Wealth
Growing Bank/Mortgage/Private Wealth in new markets of Newport News,
Williamsburg, and Suffolk
Building Advance Mortgage team with #1 residential realtor Rose and
Womble Realty. (prior partner for 17 years was Wells Fargo)
Structuring mortgage operations for a lower volume market
Loan growth and client engagement
Growing core transaction deposits
Engaging all 170 Directors across 9 Boards of Directors
Dividend policy adjustments post-preferred stock conversion
Regulatory compliance/risk management as a competitive advantage

Financial Highlights
Q312 - 2007
($ in millions)
Q3 2013
2012
2011
2007
CAGR
Total Assets
$1,011.9 $1,215.6 $908.7 $503.1
18%
Loans, HFI
697.5 661.1 607.6 419.2
12%
Loans, HFS
120.4 419.1 211.6 18.8
94%
Total Deposits
886.1 901.8 740.0 389.7
22%
Stockholders Equity
96.8 88.9 76.8 36.5
29%

Net Interest Income
$29.9 $40.6 $33.6 $16.1
25%a
Non-Interest Income
55.5 89.8 54.7 8.5
128a%
Pre-Tax Pre-Provision Income
15.1 26.0 17.3 5.8
42%a
Net Income
8.9 12.8 7.1 3.2
45%a
N.I. Available to Common Shareholders
8.9 11.4 5.6 3.2
45%a
Return on Equity
13.07% 15.84% 9.66% 8.86%
8%
Basic Earnings per Share
$0.89 $1.54 $0.78 $0.55
16%a
Diluted Earnings per Share
$0.85 $1.25 $0.70 $0.53
19a%
Tangible Book Value per Share
$9.03 $8.68 $7.64 $5.92
9%
Net Interest Margin
4.04% 4.29% 4.51% 4.29%
NPAs & 90 PD / Total Assets
0.30% 0.30% 0.85% 0.10%
Loan Loss Reserves / Loans, HFI
1.61% 1.65% 1.63% 0.95%
Total Risk Based Capital/RBA
13.68% 12.05% 12.42% 10.05%
Basic WA Shares Out
Split-adjust 10,482,651 7,400,443 7,147,290 4,814,738
Preferred Shares Outstanding
0 481,123 800,000 0

Net interest income / average assets
3q 2013

Net interest income / average assets
4.50
4.25
4.00
3.75
3.50
3.25
3.00
2.75
2.50
4q08
1q09
2q09
3q09
4q09
1q10
2q10
3q10
4q10
1q11
2q11
3q11
4q11
1q12
2q12
3q12
4q12
1q13
2q13
3q13
Monarch Bank
Upper Quartile
Median
Lower Quartile

Page 11 Net Interest Income – Peer Comparison Bank Only – FFIEC Information

MONARCH FINANCIAL HOLDINGS, INC.

Net overhead ratio
3q 2013

Net overhead ratio
3.00
2.80
2.60
2.40
2.20
2.00
1.80
1.60
1.40
1.20
1.00
4q08
1q09
2q09
3q09
4q09
1q10
2q10
3q10
4q10
1q11
2q11
3q11
4q11
1q12
2q12
3q12
4q12
1q13
2q13
3q13
Mortgage Refi Boom #1
Mortgage Refi Boom #2
Mortgage Growth & Refi Boom #3
LT Goal 1.80% - 2.20%
Monarch Bank
Upper Quartile
Median
Lower Quartile

Page 12 Net Overhead – Peer Comparison Bank only – FFIEC Information

Monarch Financial Holdings, Inc. is one bank holding company (2006)
Publicly traded on Nasdaq Capital Market under MNRK
Capital Activities

Capital
–
Common Equity 10,482,651 shares $85,592,000
–
Pooled Trust Preferred at L+160 $10,000,000
Total Capital $95,592,000
– Issued $14.7 Million in TARP in December 2008 as an abundance of caution. Repaid TARP Capital in full in December 2009.
– $20 million of Non-cumulative Perpetual Convertible Preferred issued in 2009.  Force converted to common stock in early 2013, 800,000 shares of preferred converted to 3.0 million shared of common.
– Began paying common stock dividends in 2010
•
($0.14=2010, $0.16=2011, $0.19=2012, $0.24=2013, raised twice
2013)
– Performed common stock 6:5 split as of November 2012

1,100,000
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
In millions
120,435
Mortgage Loans
Held for Sale
697,541
Loans HFI
145,948
Cash / Investments
47,999
Other Assets
93,744
Non-core funding
792,383
Core Deposits
29,032
Other Liabilities
96,764
Capital

Page 14 Balance Sheet 9/30/2013

MONARCH FINANCIAL HOLDINGS, INC.

In millions
CAGR: 22%
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$597
$690
$826
$908
$1,216
$1,012
2008
2009
2010
2011
2012
Q3 2013

Page 15 Steady Balance Sheet Growth – Total Assets

MONARCH FINANCIAL HOLDINGS, INC.

In millions
Total CAGR: 10%
LHFI CAGR: 7%
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$54
$505
$79
$538
$186
$559
$211
$607
$419
$661
$120
$698
2008
2009
2010
2011
2012
Q3 2013

Page 16 Steady Balance Sheet Growth – Loans

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
LHFS
LHFI

3%
1%
18%
17%
18%
21%
13%
9%
Commercial
RE Comm-OO
RE Comm-NOO
RE Construction
RE Residential
RE Heloc
RE Multifamily
Consumer

Significant controls in place to actively monitor and manage real estate exposure
–
Centralized residential real estate and construction underwriting and monitoring
–
Centralized Commercial Real Estate Group, with CRE loan brokerage capacity
Mortgage loans held for sale provide additional spread income and average 35-45 days on the balance sheet
Diversified Loan Portfolio
LOANS HELD FOR INVESTMENT BY
PURPOSE CODE
TOTAL LOANS

MONARCH FINANCIAL HOLDINGS, INC.

Nonperforming loans + OREO / total assets
3q 2013

Nonperforming loans + OREO / total assets
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
4q08
1q09
2q09
3q09
4q09
1q10
2q10
3q10
4q10
1q11
2q11
3q11
4q11
1q12
2q12
3q12
4q12
1q13
2q13
3q13
Monarch Bank
Upper Quartile
Median
Lower Quartile

Non-Performing Assets – Compared to Peers Non-Performing Assets includes loans & debt securities past due 90 days or more and those placed on non-accrual status, and non-investment OREO. Page 18

MONARCH FINANCIAL HOLDINGS, INC.

Texas Ratio
3q 2013

Nonperforming + OREO / Tier 1 + ALLL
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
4q08
1q09
2q09
3q09
4q09
1q10
2q10
3q10
4q10
1q11
2q11
3q11
4q11
1q12
2q12
3q12
4q12
1q13
2q13
3q13
Monarch Bank
Upper Quartile
Median
Lower Quartile

Our Texas Ratio – Compared to Peers The Texas Ratio is defined as non-current loans & debt securities plus non-investment OREO divided by tangible equity plus loan loss reserves. Page 19

MONARCH FINANCIAL HOLDINGS, INC.

In millions
CAGR: 11.6%
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$498
$540
$706
$740
$902
$886
2008
2009
2010
2011
2012
Q3 2013

Page 20 Steady Balance Sheet Growth - Deposits

100%
80%
60%
40%
20%
0%
43%
45%
38%
38%
32%
25%
33%
33%
41%
39%
40%
43%
25%
22%
21%
24%
28%
31%
2008
2009
2010
2011
2012
Q3 2013
CK
SAV/MM
TD

Deposits Mix
Core deposit mix is vital to funding our loan growth and preserving our net interest margin
–
Have a 6-person Cash Management Team to rival larger competitors
–
Goal is to sell and service large commercial deposit relationships
31% of total deposits in DDA
We utilize FHLB, CDARS and brokered deposits for mortgage loan funding

In millions
CAGR: 35%
300
250
200
150
100
50
0
$15
$80
$20
$76
$32
$98
$41
$134
$65
$190
$48
$222
2008
2009
2010
2011
2012
Q3 2013

Checking Account Focus = Record Growth 22

Branch Deposits
2012 Count in Market Market Share (%)
Total Avg. Per
Rank Institution (#) ($M) 2013 2007 Growth Branch
1
Wells Fargo & Company (CA)
56 $          4,429 20.55%
21.84% (1.29%) $    79,000
2
SunTrust Banks, Inc. (GA)
41 $          3,561 16.41%
14.19% 2.22% $    87,000
3
TowneBank (VA)
24 $          3,390 15.63%
10.00% 5.63% $  141,000
4
BB&T Corporation (NC)
51 $          3,077 14.18%
14.00% 0.18% $   60,000
5
Bank of America Corporation (NC)
39 $          2,309 10.65%
13.54% (2.89) $   59,000
6
Monarch Financial Holdings, Inc. (VA)
11 $              789 3.64%
1.83%
1.81% $  72,000
7
Old Point Financial Corporation (VA)
22 $              731 3.37%
2.12% 1.25% $    33,000
8
Hampton Roads Bankshares, Inc. (VA)
20 $              581 2.68%
3.25% (0.57) $    29,000
9
Southern Bank (NC)
10 $              324 1.49% 1.83% (0.34) $   32,000
10
Farmers Bank (VA)
5 $              321 1.48%
1.50% (0.02) $    64,000
Greater Hampton Roads MSA 363 $        21,693 100.00% 100.00%

Deposit Market Share – Room for Growth
Ranked #6 with $789 million or 3.64% deposit market share in 36 th
Largest MSA in U.S.
–
Top five institutions had 77% of deposits in the market, four are regional/national
–
Monarch CAGR 11% past six years in Hampton Roads MSA
–
Held the #9 spot in market share in 2011

Non-Interest Income Growth
Our strategy involves building and maintaining sustainable revenue and net income sources in addition to traditional banking spread income
–
Monarch
Mortgage:
Originates retail prime residential mortgage loans
–
Real Estate Security
Agency:
residential and commercial title and settlement
–
Monarch
Capital:
commercial mortgage brokerage services
–
Monarch Bank Private Wealth:
investment, trust, financial planning
* Operating Revenue defined as non-interest income plus net-interest income
Non-Interest Income
($ in 000s) 2008 2009 2010 2011 2012
YTD
Q313
Mortgage banking revenue $18,080 $32,477 $50,506 $51,362 $86,338 $52,396
Investment and insurance commissions 1,278 749 290 250 173 717
Service charges and fees 1,370 1,502 1,637 1,630 1,830 1,440
Title company revenue 230 309 599 618 814 664
Other 455 597 472 885 606 313
Total Non-Interest Income $21,413 $35,634 $53,503 $54,745 $89,761 55,530
Non-Interest Income / Operating Revenue 55.1% 61.7% 63.7% 63.1% 66.9% 62.3%

$1,628
$1,186
$1,630
$577
$200
$75
$1,656
$2,703
$0.00
$500.00
$1,000.00
$1,500.00
$2,000.00
$2,500.00
$3,000.00
2006 2007 2008 2009 2010 2011 2012 YTD Q313

Monarch Mortgage
Monarch Mortgage, headquartered in Virginia Beach, was founded in May 2007. Retail origination of permanent residential mortgage loans primarily sold, servicing released, into the secondary market.
Partnered with top local residential realty company in 2013 and opened 8 in-office locations trading as Advance Mortgage.
Strong risk management and bank oversight
Experienced and proven management team
Monarch Mortgage operates 33 locations
–
13 in core banking markets
–
20 in mortgage only markets
Significant origination capabilities:
–
$2.7 Billion closed in 2012, $1.6 Billion through Q3 2013
–
Primary focus on purchase market, 59% of closings YTD 2013, 80% in Q3 2013
–
Minimal legacy loan issues, $3.4 million in operating reserves
Mortgage Originations
In millions

MONARCH FINANCIAL HOLDINGS, INC.

MONARCH BANK PRIVATE WEALTH

Monarch Bank Private Wealth
Opened Monarch Bank Private Wealth in September 2012
Hired proven team of 12 from Suntrust Bank
–
Investment Professionals, Private Bankers, Commercial Lender, CFPs
–
Non-compete and non-solicitations expired September 2013
Raymond James Financial Services (RJFS) serves as Broker-Dealer
Target market is retiree and professionals with $500,000+ in investible assets
Through September 30, 2013
–
$170 million in assets under management
–
$42 million of total in discretionary trading accounts
–
143 client relationships, 80% with Goal Planning & Monitoring plans
Plans to integrate/grow the business throughout banking footprint with offices:
–
Williamsburg
–
Virginia Beach

Risk Management
Company has an Enterprise Risk Management Committee that meets monthly to ensure risk is properly identified and managed
The credit risk within the company is overseen by our experienced Chief Risk Officer and Chief
Credit Officer
–
All loans are reviewed and loan relationships that exceed $1,500,000 are approved by either a management loan committee or a board of directors’ loan committee weekly
–
All loans are risk rated with those ratings reviewed annually by an independent third-party loan review service
Mortgage operational risks are managed through an experienced senior management team at
Monarch Mortgage along with oversight from Monarch Bank senior management. William
Morrison, Monarch Mortgage CEO, previously served as a chief credit officer for a local community bank
Investment risk oversight of Raymond James Financial Services
Other than credit risk our banking risk includes interest rate risk, which we manage through our active Asset/Liability Management Committee

MONARCH FINANCIAL HOLDINGS, INC.

Interest rate gap (12 months)

3q 2013

Interest rate gap (12 months)
1.40
1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
4q08
1q09
2q09
3q09
4q09
1q10
2q10
3q10
4q10
1q11
2q11
3q11
4q11
1q12
2q12
3q12
4q12
1q13
2q13
3q13
Monarch Bank
Upper Quartile
Median
Lower Quartile

Interest Rate Risk – Positioned for Rising Rates IR Gap Calculated from CALL Report data for Monarch Bank. Page 28

High performing, diversified financial services company
Attractive franchise in a large top 40 MSA
Strong, highly experienced management team and bankers
Conservative underwriting culture / strong asset quality
Significant mortgage operations with focus on growing additional non-
interest income lines of business
Outperform peers through disciplined growth and risk management
Continue to take advantage of market dysfunction through client and employee acquisition growth

Why Invest in Monarch?

Monarch Bank
Peer Group

Bank Name	City	State	Assets	Branches	Established
Bank Of Hampton Roads	Virginia Beach	VA	1,653,353	32	12/8/1987
Bank Of Lancaster	Kilmarnock	VA	334,092	9	11/1/1930
Bank of McKenney	Mc Kenney	VA	217,678	7	1/1/1906
Bank of Ocean City	Ocean City	MD	238,353	6	1/1/1916
Bank Of Virginia	Midlothian	VA	233,611	4	1/12/2004
Benchmark Community Bank	Kenbridge	VA	455,243	13	9/8/1971
Calvin B. Taylor Banking Company of Berlin	Berlin	MD	462,554	10	1/1/1890
Capstone Bank	Raleigh	NC	376,471	4	8/1/2006
Central Virginia Bank	Powhatan	VA	369,786	8	9/17/1973
Chesapeake Bank	Kilmarnock	VA	653,424	14	1/1/1900
Citizens Bank and Trust Company	Blackstone	VA	336,588	11	7/15/1873
Citizens Community Bank	South Hill	VA	160,896	4	12/13/1999
Community Bank of Tri-County	Waldorf	MD	991,352	11	1/1/1950
Community Bankers' Bank	Midlothian	VA	146,726	1	1/2/1987
Cornerstone Bank	Wilson	NC	120,987	2	3/15/2000
County Bank	Rehoboth Beach	DE	335,314	7	7/9/1990
County First Bank	La Plata	MD	209,440	7	3/28/1990
Easton Bank & Trust	Easton	MD	139,587	4	7/1/1993
Essex Bank	Tappahannock	VA	1,113,361	24	1/1/1926
EVB	Tappahannock	VA	1,032,659	26	1/1/1910
Farmers Bank (Windsor)	Windsor	VA	398,619	6	11/15/1919
First Capital Bank	Glen Allen	VA	536,307	7	12/18/1998
First South Bank	Washington	NC	681,183	26	1/1/1902
Hebron Savings Bank	Hebron	MD	508,474	11	6/11/1910
Heritage Bank	Norfolk	VA	308,929	7	2/7/1977
KS Bank	Smithfield	NC	303,683	10	1/1/1924
Monarch Bank	Chesapeake	VA	1,011,138	14	4/14/1999
National Bank Of Cambridge	Cambridge	MD	194,634	3	1/1/1880
North State Bank	Raleigh	NC	675,190	7	6/1/2000
Paragon Commercial Bank	Raleigh	NC	997,725	2	5/10/1999
Providence Bank	Rocky Mount	NC	213,425	3	3/14/2006
Provident State Bank	Preston	MD	287,199	9	1/1/1904
Select Bank & Trust Company	Greenville	NC	275,709	6	8/3/2004
Southern Bank and Trust Company	Mount Olive	NC	2,266,641	65	1/1/1901
Talbot Bank Of Easton	Easton	MD	580,681	7	6/8/1885
The Bank of Delmarva	Seaford	DE	424,800	13	12/14/1896
The Farmers Bank of Willards	Willards	MD	305,698	8	1/3/1925
The Little Bank	Kinston	NC	309,329	6	11/9/1998
The Old Point National Bank of Phoebus	Hampton	VA	871,935	23	11/4/1922
Towne Bank	Portsmouth	VA	4,570,927	27	4/8/1999
Trustatlantic Bank	Raleigh	NC	403,452	4	5/22/2000
Union Bank & Trust Company	Oxford	NC	226,686	5	4/3/2006
Union First Market Bank	Richmond	VA	4,025,893	89	11/4/1997
Village Bank	Midlothian	VA	457,628	13	12/13/1999
Virginia Commonwealth Bank	Petersburg	VA	252,317	8	8/22/1936
Virginia Community Bank	Louisa	VA	211,780	9	9/10/1976
Virginia National Bank	Charlottesville	VA	483,941	9	7/29/1998
Virginia Partners Bank	Fredericksburg	VA	227,031	3	8/5/2008
Xenith Bank	Richmond	VA	604,482	6	1/27/2003

Peer Group for Specific Peer Charts Page 30

Thank You Thank You Page 31